UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 25, 2005

ARBITRON INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-0196952-0278528

(Commission File Number)	(IRS Employer Identification No.)

142 West 57th Street, New York, New York	10019-3300

(Address of Principal Executive Offices)	(Zip Code)

(212) 887-1300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

               Arbitron Inc. is scheduled to present at the Bear Stearns 18th Annual Media Conference at the Breakers Hotel in Palm Beach, Florida on Tuesday, March 1, 2005. Copies of the press release announcing the presentation and the slide show presentation to be made at the conference are attached hereto as Exhibit 99.1 and 99.2.

               The information contained in this report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

99.1 Arbitron Inc. Press Release dated February 25, 2005
99.2 Slide Show Presentation of Arbitron Inc.

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SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARBITRON INC.

Date: March 1, 2005	By:	/s/ Dolores L. Cody

Dolores L. Cody
Executive Vice President, Legal and Business
Affairs, Chief Legal Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Arbitron Inc. Press Release dated February 25, 2005

99.2	Arbitron Inc. Slide Show Presentation

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